UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05415

Morgan Stanley Global Infrastructure Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Sara Furber 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2010

Date of reporting period:	December 31, 2010

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Global Infrastructure Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended December 31, 2010

Total Return for the 12 Months Ended December 31, 2010
Class A	Class B	Class C	Class I	Class Q	Dow Jones Brookfield Global Infra- structure Index[1]	S&P 500® Utilities Index/ S&P Global Infra- structure Index[2]	S&P Global BMI Index[3]
6.84%	6.21%	6.17%	7.33%	6.91%	12.46%	5.77%	15.11%

The performance of the Fund's five share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Stock of infrastructure companies appreciated 12.46 percent during 2010, as measured by the Dow Jones Brookfield Global Infrastructure Index (the "Index"). Among the major infrastructure sectors, the gas midstream, pipeline companies, transmission and distribution, and communications sectors exhibited relative outperformance, while the toll roads, European regulated utilities and gas distribution utilities sectors underperformed the Index.

Despite consisting of companies with good cash flow resilience over the various ups and downs of the economic cycle, the listed infrastructure universe witnessed market conditions in 2010 which were dominated by macroeconomic considerations, in particular concerns about the health of the European financial system. Because of this, sectors with a high concentration of companies within the European region, in particular the toll roads and European regulated utilities, underperformed the broader infrastructure market — even though on a fundamental basis conditions broadly improved relative to 2009. Toward the end of the year, concerns about Europe were replaced with a focus on Asia, as politicians and central banks within the region attempted to control inflation brought on by rapid economic growth and the spillover effects of loose monetary policy within the U.S. and Western Europe. Within infrastructure, this shift in investor focus to concerns over inflation in Asia was realized most acutely within the gas distribution utilities sector, where increases in natural gas prices were put on hold for certain residential customers of Chinese gas utilities in order to mute inflationary pressures on that customer segment. Gas prices are typically a pass-through cost item within a gas distribution utility's cost structure, so this near-term inability to pass through energy costs should likely have a negative near-term impact on cash flows for these stocks.

Away from macroeconomic considerations within the gas distribution utilities, toll roads, and European regulated utilities sectors, positive underlying fundamentals within energy infrastructure provided support for gas midstream companies, and to a more moderate extent, pipeline companies. Relative outperformance for companies in the gas midstream sector was attributable to the resilient demand for and favorable economics associated with drilling for natural gas liquids and crude oil. New drilling by exploration and production companies in liquids-rich areas throughout North America was significant in 2010, and early indications are that this positive fundamental backdrop will continue in 2011. We believe much of the future impact of these positive fundamental trends are already reflected in stock prices; however, we acknowledge that gas midstream and pipeline companies are likely to further benefit in 2011 as they attempt to accommodate exploration and production company needs to gather, process, and transport new product. Furthermore, we note that on a stock-specific basis, a select few of these companies remain quite attractively valued.

Finally, we attribute strong transmission and distribution sector performance to merger and acquisition activity, the impact of favorable weather trends relative to last year, and increases in cash flow resulting from recent rate case rulings. Uncertainty about the U.S. economy over much of the year also provided support for this sector, as investors looked for high yielding companies with stable growth prospects. The communications sector benefited primarily due to strong fundamental growth trends, as wireless communications and satellite television providers continued to utilize wireless tower companies and fixed satellite operators to build out capacity for new content (data services associated with cellular phones for wireless communications companies and digital television services for the satellite television providers).

Performance Analysis

All share classes of Morgan Stanley Global Infrastructure Fund underperformed the S&P Global BMI Index and the Dow Jones Brookfield Global Infrastructure Index and outperformed the S&P 500® Utilities Index/S&P Global Infrastructure Index for the 12 months ended December 31, 2010 assuming no deduction of applicable sales charges.

Fund performance over this time period reflected a number of changes coincident with our assumption of portfolio management responsibilities at the end of March 2010: the two most important being (1) a change in the Fund's sector benchmark to the Dow Jones Brookfield Global Infrastructure Index and (2) a shift in Fund holdings to reflect our fundamental, value-driven investment strategy. Holdings in the Fund now generally reflect companies with "core" infrastructure characteristics such as asset ownership/control, high barriers to entry, and cash flow stability. Furthermore, companies with exposure to commodity price fluctuations have been significantly reduced. While these changes have had a negative impact on short-term performance, we anticipate the changes in Fund strategy and company constituents should provide investors with a more attractive risk/return profile over the long run.

We have maintained our core investment philosophy as an infrastructure value investor. This results in the ownership of stocks whose share prices provide infrastructure exposure at the best valuation relative to their underlying assets and growth prospects. Our current research leads us to an overweighting in the Fund to a group of companies in the communications and toll roads sectors, and an underweighting to companies in the European regulated utilities, gas distribution utilities, transmission and distribution, and water sectors.

Looking toward 2011, we believe the outlook for infrastructure stocks remains positive, particularly in the medium to long term. Energy infrastructure remains an area of robust growth, as the demand for energy grows alongside global gross domestic product, and U.S. politicians, policy makers and businesses aim to reduce reliance on commodities imported from overseas. Utilities should continue to benefit from both the refurbishment of aging utility systems in developed countries in North America and Western Europe, as well as the buildout of new delivery systems in Asia. Transition to lower carbon-intensive economies in North America and Europe will also benefit the utilities, as renewable power facilities (e.g., wind, solar) and more efficient gas-fired electricity generators replace older, more pollutant coal-fired power plants and need to be connected to the electricity grid. Within transportation (i.e., airports, toll roads, and ports), we anticipate companies in this area will be able to capitalize on many opportunities over the next several years, not only through organic growth resulting from higher volumes of cargo/passengers transported, but also through the acquisition of former government-owned infrastructure assets, as governments privatize airports and toll roads in an attempt to reduce debt and deficits within their jurisdictions. Near term, we understand that concerns over fiscal/debt positions in developed countries, particularly in Western Europe, as well as inflationary pressures in developing markets may negatively impact sentiment and therefore pressure the stock prices of infrastructure assets. However, as assets with very long economic lives and cash flow resilience throughout economic cycles, infrastructure companies are well positioned to withstand any near term pressures and should capitalize on opportunities in 2011 and beyond.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 12/31/10
TransCanada Corp.	7.4%
National Grid PLC	7.1
Enbridge, Inc.	6.1
American Tower Corp.	6.0
Spectra Energy Corp.	5.1
Abertis Infraestructuras SA	4.7
Crown Castle International Corp.	4.1
SES SA	3.5
Centerpoint Energy, Inc.	3.4
ITC Holdings Corp.	2.9
TOP FIVE COUNTRIES as of 12/31/10
United States	38.2%
Canada	14.3
United Kingdom	10.5
France	6.7
Spain	6.5

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five countries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. A company will be considered to be in the infrastructure business if it derives at least 50 percent of its revenues or earnings from, or devotes at least 50 percent of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. The Fund may invest up to 100 percent of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund invests at least 40 percent of its assets in the securities of issuers located outside of the United States.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of $10,000 Investment—Class B
Over 10 Years

Average Annual Total Returns—Period Ended December 31, 2010
Symbol	Class A Shares* (since 07/28/97) UTLAX		Class B Shares** (since 04/29/88) UTLBX		Class C Shares† (since 07/28/97) UTLCX		Class I Shares†† (since 07/28/97) UTLDX	Class Q Shares††† (since 04/29/88) UTLQX
1 Year	6.84 1.23 [5]	%[4]	6.21 1.21 [5]	%[4]	6.17 5.17 [5]	%[4]	7.33 —%[4]	6.91 1.91 [5]	%[4]
5 Years	3.81 [4] 2.69 [5]		3.18 [4] 3.02 [5]		3.06 [4] 3.06 [5]		4.09 [4] —	3.86 [4] 3.70 [5]
10 Years	2.08 [4] 1.53 [5]		1.74 [4] 1.74 [5]		1.34 [4] 1.34 [5]		2.34 [4] —	1.92 [4] 1.92 [5]
Since Inception	5.76 [4] 5.34 [5]		7.50 [4] 7.50 [5]		4.98 [4] 4.98 [5]		6.02 [4] —	7.51 [4] 7.51 [5]

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, Class I, and Class Q shares will vary due to differences in sales charges and expenses.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion beginning December 31, 2006. Prior to December 31, 2006, the conversion feature was suspended because the annual total operating expense ratio of Class B was lower than that of Class A.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

†††  The maximum contingent deferred sales charge (CDSC) for Class Q is 5.0%. The CDSC declines to 0% after six years. For periods greater than eight years, returns do not reflect conversion to Class A shares eight years after the end of the calendar month in which shares were purchased. The conversion feature is currently suspended because the total annual operating expense ratio of Class Q is currently lower than that of Class A. See "Conversion Feature" for Class Q shares in "Share Class Arrangements" of the Prospectus for more information.

Class B commenced operations on April 29, 1988. On December 8, 2006, all then-existing Class B shares of the Fund (Pre-Conversion Class B) were converted into Class Q shares. Because the Pre-Conversion Class B shares were subject to the same level of fees and expenses applied to Class B shares, historical performance information prior to conversion date has been restated for Class Q shares to reflect this information. Performance information for Class B shares prior to December 8, 2006 reflects the performance of the Pre-Conversion Class B shares.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Fund's secondary benchmark was changed in March 2010 from the S&P 500 Utilities Index/S&P Global Infrastructure Index to the Dow Jones Brookfield Global Infrastructure Index to more accurately reflect the Fund's investable universe.

(2)  The S&P 500® Utilities Index/S&P Global Infrastructure Index is a custom index represented by the performance of the S&P 500® Utilities Index for periods from the Fund's inception to and including November 5, 2008 (the date the Fund completed implementation of the change to its principal investment strategy), and the performance of the S&P Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 27 developed and 26 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(5)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on December 31, 2010.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/10 – 12/31/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/10	12/31/10	07/01/10 – 12/31/10
Class A
Actual (21.88% return)	$1,000.00	$1,218.80	$6.43
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.41	$5.85
Class B
Actual (21.33% return)	$1,000.00	$1,213.30	$10.60
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.63	$9.65
Class C
Actual (21.42% return)	$1,000.00	$1,214.20	$10.60
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.63	$9.65
Class I
Actual (22.09% return)	$1,000.00	$1,220.90	$5.04
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.67	$4.58
Class Q
Actual (21.93% return)	$1,000.00	$1,219.30	$6.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.46	$5.80

  @  Expenses are equal to the Fund's annualized expense ratios of 1.15%, 1.90%, 1.90%, 0.90%, and 1.14% for Class A, Class B, Class C, Class I, and Class Q shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Global Infrastructure Fund

Portfolio of Investments  ■  December 31, 2010

NUMBER OF SHARES		VALUE
	Common Stocks (98.1%)
	Australia (4.5%)
	Airports
639,110	Australian Infrastructure Fund (Stapled Securities) (a)(b)	$1,228,919
1,364,079	MAP Group (Stapled Securities) (b)	4,171,581
		5,400,500
	Diversified
753,200	DUET Group (Stapled Securities) (a)(b)	1,298,076
	Oil & Gas Storage & Transportation
517,000	APA Group (Stapled Securities) (b)	2,141,586
	Toll Roads
1,131,800	Transurban Group (Stapled Securities) (a)(b)	5,926,927
	Transmission & Distribution
1,481,194	Spark Infrastructure Group	1,719,483
	Total Australia	16,486,572
	Brazil (0.6%)
	Water
38,500	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	2,035,880
	Canada (14.3%)
	Oil & Gas Storage & Transportation
393,719	Enbridge, Inc.	22,281,573
713,323	TransCanada Corp.	27,254,492
		49,536,065
	Ports
49,930	Westshore Terminals Income Fund (Units) (a)	1,153,969
	Transmission & Distribution
52,520	Fortis, Inc.	1,794,860
	Total Canada	52,484,894

NUMBER OF SHARES		VALUE
	China (5.1%)
	Oil & Gas Storage & Transportation
969,000	Beijing Enterprises Holdings Ltd. (c)	$6,008,877
1,640,000	China Gas Holdings Ltd. (c)(e)	715,264
1,035,000	ENN Energy Holdings Ltd. (c)	3,102,550
		9,826,691
	Ports
1,072,469	China Merchants Holdings International Co., Ltd. (c)	4,235,899
	Toll Roads
3,963,322	Jiangsu Expressway Co., Ltd. (H Shares) (c)	4,538,077
	Total China	18,600,667
	France (6.7%)
	Airports
25,636	Aeroports de Paris (ADP)	2,023,597
	Communications
116,039	Eutelsat Communications	4,247,202
534,415	SES SA	12,722,466
		16,969,668
	Toll Roads
629,671	Groupe Eurotunnel SA	5,536,642
	Total France	24,529,907
	Germany (0.8%)
	Airports
44,232	Fraport AG Frankfurt Airport Services Worldwide	2,787,515
	Hong Kong (2.7%)
	Oil & Gas Storage & Transportation
4,146,900	Hong Kong & China Gas Co., Ltd.	9,773,982

See Notes to Financial Statement

Morgan Stanley Global Infrastructure Fund

Portfolio of Investments  ■  December 31, 2010 continued

NUMBER OF SHARES		VALUE
	Italy (5.4%)
	Oil & Gas Storage & Transportation
1,094,691	Snam Rete Gas SpA	$5,441,784
	Toll Roads
486,976	Atlantia SpA	9,936,958
	Transmission & Distribution
1,054,400	Terna Rete Elettrica Nazionale SpA	4,452,453
	Total Italy	19,831,195
	Japan (0.4%)
	Airports
89,200	Japan Airport Terminal Co., Ltd.	1,376,618
	Mexico (1.2%)
	Airports
52,200	Grupo Aeroportuario del Pacifico SAB de CV (ADR)	2,119,842
41,600	Grupo Aeroportuario del Sureste SAB de CV (ADR)	2,348,320
	Total Mexico	4,468,162
	Netherlands (0.4%)
	Oil & Gas Storage & Transportation
31,400	Koninklijke Vopak N.V.	1,483,289
	New Zealand (0.5%)
	Airports
1,095,134	Auckland International Airport Ltd.	1,860,252
	Spain (6.5%)
	Diversified
419,369	Ferrovial SA	4,166,623
	Oil & Gas Storage & Transportation
116,641	Enagas	2,324,777

NUMBER OF SHARES		VALUE
	Toll Roads
959,788	Abertis Infraestructuras SA	$17,257,022
	Total Spain	23,748,422
	Switzerland (0.3%)
	Airports
2,568	Flughafen Zuerich AG	1,049,172
	United Kingdom (10.5%)
	Transmission & Distribution
3,037,000	National Grid PLC	26,184,300
	Water
321,500	Pennon Group PLC	3,207,983
185,300	Severn Trent PLC	4,269,931
529,100	United Utilities Group PLC	4,883,492
		12,361,406
	Total United Kingdom	38,545,706
	United States (38.2%)
	Communications
424,400	American Tower Corp. (Class A) (d)	21,916,016
342,240	Crown Castle International Corp. (d)	15,000,379
170,230	SBA Communications Corp. (Class A) (d)	6,969,216
		43,885,611
	Diversified
795,430	Centerpoint Energy, Inc.	12,504,160
	Oil & Gas Storage & Transportation
37,060	AGL Resources, Inc.	1,328,601
83,700	Atmos Energy Corp.	2,611,440
93,622	Kinder Morgan Management LLC (d)	6,261,439
25,020	New Jersey Resources Corp.	1,078,612
280,734	NiSource, Inc.	4,946,533
114,850	Oneok, Inc.	6,370,730
160,891	Southern Union Co.	3,872,647
32,690	Southwest Gas Corp.	1,198,742

See Notes to Financial Statement

Morgan Stanley Global Infrastructure Fund

Portfolio of Investments  ■  December 31, 2010 continued

NUMBER OF SHARES		VALUE
745,683	Spectra Energy Corp.	$18,634,618
		46,303,362
	Transmission & Distribution
178,690	Consolidated Edison, Inc.	8,857,663
172,490	ITC Holdings Corp.	10,690,930
239,420	Northeast Utilities	7,632,710
47,730	NorthWestern Corp.	1,376,056
104,090	NSTAR	4,391,557
		32,948,916
	Water
77,200	American Water Works Co., Inc.	1,952,388
111,140	Aqua America, Inc.	2,498,427
		4,450,815
	Total United States	140,092,864
	Total Common Stocks (Cost $316,744,060)	359,155,097
NUMBER OF SHARES (000)
	Short-Term Investment (1.8%)
	Investment Company
6,682	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $6,682,468)	6,682,468
Total Investments (Cost $323,426,528) (f)	99.9%	365,837,565
Other Assets in Excess of Liabilities	0.1	517,242
Net Assets	100.0%	$366,354,807

  ADR  American Depositary Receipt.

  (a)  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

  (b)  Comprised of securities in separate entities that are traded as a single stapled security.

  (c)  Security trades on the Hong Kong exchange.

  (d)  Non-income producing security.

  (e)  Illiquid security.

  (f)  The aggregate cost for federal income tax purposes is $327,504,484. The aggregate gross unrealized appreciation is $43,572,843 and the aggregate gross unrealized depreciation is $5,239,762 resulting in net unrealized appreciation of $38,333,081.

Summary of Investments

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil & Gas Storage & Transportation	$126,831,536	34.7%
Transmission & Distribution	67,100,012	18.3
Communications	60,855,279	16.6
Toll Roads	43,195,626	11.8
Airports	18,965,816	5.2
Water	18,848,101	5.2
Diversified	17,968,859	4.9
Investment Company	6,682,468	1.8
Ports	5,389,868	1.5
	$365,837,565	100.0%

See Notes to Financial Statement

Morgan Stanley Global Infrastructure Fund

Financial Statements

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments in securities, at value (cost $316,744,060)	$359,155,097
Investment in affiliate, at value (cost $6,682,468)	6,682,468
Cash (including foreign currency valued at $57,894 with a cost of $56,697)	57,894
Receivable for:
Dividends	1,572,505
Foreign withholding taxes reclaimed	161,351
Shares of beneficial interest sold	38,439
Dividends from affiliate	1,508
Prepaid expenses and other assets	52,940
Total Assets	367,722,202
Liabilities:
Payable for:
Shares of beneficial interest redeemed	796,153
Investment advisory fee	176,502
Transfer agent fee	105,776
Distribution fee	83,520
Administration fee	24,969
Accrued expenses and other payables	180,475
Total Liabilities	1,367,395
Net Assets	$366,354,807
Composition of Net Assets:
Paid-in-capital	$346,053,552
Net unrealized appreciation	42,431,688
Dividends in excess of net investment income	(269,409)
Accumulated net realized loss	(21,861,024)
Net Assets	$366,354,807
Class A Shares:
Net Assets	$89,081,632
Shares Outstanding (unlimited shares authorized, $.01 par value)	13,977,088
Net Asset Value Per Share	$6.37
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$6.72
Class B Shares:
Net Assets	$5,617,653
Shares Outstanding (unlimited shares authorized, $.01 par value)	864,521
Net Asset Value Per Share	$6.50
Class C Shares:
Net Assets	$7,641,529
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,187,203
Net Asset Value Per Share	$6.44
Class I Shares:
Net Assets	$3,962,830
Shares Outstanding (unlimited shares authorized, $.01 par value)	625,440
Net Asset Value Per Share	$6.34
Class Q Shares:
Net Assets	$260,051,163
Shares Outstanding (unlimited shares authorized, $.01 par value)	40,207,352
Net Asset Value Per Share	$6.47

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Statements continued

Statement of Operations

For the year ended December 31, 2010

Net Investment Income: Income
Dividends (net of $983,636 foreign withholding tax)	$13,504,517
Income from securities loaned — net	109,364
Dividends from affiliate	7,480
Interest	250
Total Income	13,621,611
Expenses
Investment advisory fee	2,144,817
Distribution fee (Class A shares)	228,943
Distribution fee (Class B shares)	69,367
Distribution fee (Class C shares)	87,991
Distribution fee (Class Q shares)	637,138
Transfer agent fees and expenses	512,841
Administration fee	301,027
Shareholder reports and notices	165,250
Professional fees	128,001
Custodian fees	75,464
Registration fees	65,699
Trustees' fees and expenses	19,373
Other	94,494
Total Expenses	4,530,405
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(5,665)
Net Expenses	4,524,740
Net Investment Income	9,096,871
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	30,575,086
Options written	(98,495)
Foreign currency exchange contracts	(364,467)
Foreign currency translation	(649,817)
Net Realized Gain	29,462,307
Change in Unrealized Appreciation/Depreciation on:
Investments	(16,227,253)
Options written	116,816
Foreign currency exchange contracts	(338,629)
Foreign currency translation	(9,241)
Net Change in Unrealized Appreciation/Depreciation	(16,458,307)
Net Gain	13,004,000
Net Increase	$22,100,871

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE YEAR ENDED DECEMBER 31, 2009
Increase (Decrease) in Net Assets: Operations:
Net investment income	$9,096,871	$12,286,038
Net realized gain	29,462,307	18,826,581
Net change in unrealized appreciation/depreciation	(16,458,307)	29,398,955
Net Increase	22,100,871	60,511,574
Dividends to Shareholders from Net Investment Income:
Class A shares	(2,870,955)	(3,534,465)
Class B shares	(133,806)	(261,187)
Class C shares	(181,448)	(293,241)
Class I shares	(133,868)	(102,306)
Class Q shares	(8,252,709)	(10,334,853)
Total Dividends	(11,572,786)	(14,526,052)
Net decrease from transactions in shares of beneficial interest	(68,334,938)	(66,112,467)
Net Decrease	(57,806,853)	(20,126,945)
Net Assets:
Beginning of period	424,161,660	444,288,605
End of Period (Including dividends in excess of net investment income of $269,409 and $620,594, respectively)	$366,354,807	$424,161,660

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2010

1. Organization and Accounting Policies

Morgan Stanley Global Infrastructure Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is both capital appreciation and current income. The Fund was organized as a Massachusetts business trust on December 8, 1987 and commenced operations on April 29, 1988. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The Fund's Class Q shares are closed to new investments (except dividend reinvestments). The five classes are substantially the same except, most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares, Class C shares and Class Q shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years, one year and six years, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares, Class C shares and Class Q shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (2) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its last sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (4) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and ask price; (5) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (6) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2010 continued

affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (7) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (8) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (9) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2010 continued

E. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

At December 31, 2010, the fund did not have any outstanding securities on loan.

F. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended December 31, 2010 remains subject to examination by taxing authorities.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2010 continued

I. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2010 continued

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2010 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Common Stocks
Airports	$18,965,816	$18,965,816	—	—
Communications	60,855,279	60,855,279	—	—
Diversified	17,968,859	17,968,859	—	—
Oil & Gas Storage & Transportation	126,831,536	126,116,272	$715,264	—
Ports	5,389,868	5,389,868	—	—
Toll Roads	43,195,626	43,195,626	—	—
Transmission & Distribution	67,100,012	67,100,012	—	—
Water	18,848,101	18,848,101	—	—
Total Common Stocks	359,155,097	358,439,833	715,264	—
Short-Term Investment - Investment Company	6,682,468	6,682,468	—	—
Total	$365,837,565	$365,122,301	$715,264	—

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of $81,424,291 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3. Derivatives

The Fund used derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2010 continued

possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser and/or Sub-Advisor seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Exchange Contracts In connection with its investments in foreign securities, the Fund entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such currency contracts. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2010, the value of foreign currency exchange contracts purchased and sold were $635,559,731 and $744,290,573, respectively.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2010 continued

Options When the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Fund. When the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price, should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

Transactions in options for the year ended December 31, 2010, were as follows:

	NUMBER OF CONTRACTS	PREMIUM
Options written, outstanding at beginning of period	2,954	$147,869
Options written	6,061	168,430
Options expired	(3,279)	(121,883)
Options closed	(5,736)	(194,416)
Options written, outstanding at end of period	—	—

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2010 continued

The following tables set forth by primary risk exposure the Fund's realized losses and change in unrealized appreciation/depreciation by type of derivative contract for the year ended December 31, 2010 in accordance with ASC 815.

AMOUNT OF REALIZED LOSS ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	OPTIONS WRITTEN	FOREIGN CURRENCY EXCHANGE CONTRACTS
Equity Risk	$(98,495)	—
Foreign Currency Risk	—	$(364,467)
Total	$(98,495)	$(364,467)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	OPTIONS WRITTEN	FOREIGN CURRENCY EXCHANGE CONTRACTS
Equity Risk	$116,816	—
Foreign Currency Risk	—	$(338,629)
Total	$116,816	$(338,629)

4. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of the daily net assets exceeding $5 billion.

Under the Sub-Advisory Agreement between the Investment Adviser and the Sub-Advisers, the Sub-Advisers provide the Fund with investment advisory services, subject to the overall supervision of the Investment Adviser and the Fund's Officers and Trustees. The Investment Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Fund.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser and Sub-Advisers, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2010 continued

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Administrator and Sub-Advisers. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.00% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.00% of the average daily net assets of Class C shares; and (iv) Class Q — up to 0.26% of the average daily net assets of Class Q shares.

The Distributor has agreed to permanently cap the 12b-1 fee for the Class Q shares at 0.24% of the average daily net assets of Class Q. For the year ended December 31, 2010, the distribution fee was accrued for Class Q shares at the annual rate of 0.24%.

In the case of Class B shares and Class Q shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares and Class Q shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $5,249,353 and $17,584, for Class B shares and Class Q shares respectively, at December 31, 2010.

For the year ended December 31, 2010, the distribution fee was accrued for Class B at an annual rate of 1.00%.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended December 31, 2010, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.00%, respectively.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2010 continued

The Distributor has informed the Fund that for the year ended December 31, 2010, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares, Class C shares and Class Q shares of $4,383, $12,952, $14,828 and $10,964, respectively and received $43,955 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

6. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the year ended December 31, 2010, advisory fees paid were reduced by $5,665 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as "dividends from affiliate" in the Statement of Operations and totaled $7,480 for the year ended December 31, 2010. During the year ended December 31, 2010, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $129,186,582 and $122,504,114, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2010 aggregated $547,008,877 and $625,901,521, respectively.

For the year ended December 31, 2010, the Fund incurred brokerage commissions of $1,639 and $674 with Morgan Stanley & Co., Inc. and Citigroup, Inc., respectively, both affiliates of the Investment Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser, Sub-Advisers and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended December 31, 2010, included in "trustees' fees and expenses" in the Statement of Operations

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2010 continued

amounted to $8,183. At December 31, 2010, the Fund had an accrued pension liability of $62,780, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE YEAR ENDED DECEMBER 31, 2009
Ordinary income	$11,572,786	$14,526,052
As of December 31, 2010, the tax-basis components of accumulated earnings were as follows:
Net accumulated earnings	—
Foreign tax credit pass-through	$813,309
Capital loss carryforward	(17,136,351)
Post-October losses	(803,006)
Temporary differences	(926,428)
Net unrealized appreciation	38,353,731
Total accumulated earnings	$20,301,255

During the year ended December 31, 2010, the Fund utilized $12,895,437 of its net capital loss carryforward. As of December 31, 2010, the Fund had a net capital loss carryforward of $17,136,351 to offset future capital gains to the extent provided by regulations, which will expire on December 31, 2017.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2010 continued

As of December 31, 2010, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital and foreign currency losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year), capital loss deferrals on wash sales, foreign tax credit pass-through and the mark-to-market of passive foreign investment companies ("PFICs").

Permanent differences, primarily due to foreign currency losses and tax adjustments on PFICs sold by the Fund, resulted in the following reclassifications among the Fund's components of net assets at December 31, 2010:

DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$2,827,100	$(2,600,364)	$(226,736)

8. Expense Offset

The Fund has entered into an arrangement with State Street Bank and Trust Company, (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

9. Accounting Pronouncement

On January 21, 2010, FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which the Fund has adopted and made the required disclosures in the Fair Valuation Measurements footnote. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements is required for fiscal years and interim periods beginning after December 15, 2010.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2010 continued

10. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2010		FOR THE YEAR ENDED DECEMBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	682,621	$4,083,775	2,340,786	$12,184,991
Conversion from Class B	66,560	404,507	140,441	744,902
Reinvestment of dividends	448,322	2,782,424	591,208	3,463,338
Redeemed	(3,839,766)	(23,095,550)	(4,542,946)	(24,230,836)
Net decrease — Class A	(2,642,263)	(15,824,844)	(1,470,511)	(7,837,605)
CLASS B SHARES
Sold	97,319	609,235	600,660	3,137,807
Conversion to Class A	(65,648)	(404,507)	(138,772)	(744,902)
Reinvestment of dividends	20,428	127,372	43,458	252,902
Redeemed	(652,339)	(3,969,084)	(1,702,990)	(9,082,410)
Net decrease — Class B	(600,240)	(3,636,984)	(1,197,644)	(6,436,603)
CLASS C SHARES
Sold	90,537	558,157	859,212	4,623,692
Reinvestment of dividends	28,866	178,851	49,335	290,329
Redeemed	(625,915)	(3,703,441)	(303,737)	(1,681,613)
Net increase (decrease) — Class C	(506,512)	(2,966,433)	604,810	3,232,408
CLASS I SHARES
Sold	242,384	1,414,742	174,274	1,027,229
Reinvestment of dividends	21,613	133,868	17,381	102,306
Redeemed	(120,308)	(722,297)	(92,374)	(510,813)
Net increase — Class I	143,689	826,313	99,281	618,722
CLASS Q SHARES:
Reinvestment of dividends	1,264,551	7,969,328	1,664,945	9,912,237
Redeemed	(8,954,795)	(54,702,318)	(12,108,767)	(65,601,626)
Net increase — Class Q	(7,690,244)	(46,732,990)	(10,443,822)	(55,689,389)
Net decrease in Fund	(11,295,570)	$(68,334,938)	(12,407,886)	$(66,112,467)

The Board of Trustees of the Fund approved closing the Fund to new investors. Consequently, the Fund will suspend the offering of its shares to new investors at the close of business on September 15, 2010.

Morgan Stanley Global Infrastructure Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED DECEMBER 31,
	2010		2009		2008		2007		2006
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.16		$5.46		$15.79		$14.81		$14.37
Income (loss) from investment operations:
Net investment income(1)	0.15		0.17		0.28		0.26		0.26
Net realized and unrealized gain (loss)	0.27		0.74		(5.68)		2.54		2.54
Total income (loss) from investment operations	0.42		0.91		(5.40)		2.80		2.80
Less dividends and distributions from:
Net investment income	(0.21)		(0.21)		(0.36)		(0.28)		(0.31)
Net realized gain	—		—		(4.57)		(1.54)		(2.05)
Total dividends and distributions	(0.21)		(0.21)		(4.93)		(1.82)		(2.36)
Net asset value, end of period	$6.37		$6.16		$5.46		$15.79		$14.81
Total Return(2)	6.84%		16.97%		(32.71)%		19.23%		20.22%
Ratios to Average Net Assets(3):
Total expenses	1.18	%(4)	1.22	%(4)	1.03	%(4)	1.01	%(4)	0.91%
Net investment income	2.44	%(4)	3.08	%(4)	2.07	%(4)	1.58	%(4)	1.43%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$89,082		$102,344		$98,711		$211,167		$813,249
Portfolio turnover rate	149%		382%		124%		9%		21%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2010		2009		2008		2007		2006
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.26		$5.54		$15.90		$14.90		$14.45
Income (loss) from investment operations:
Net investment income(1)	0.10		0.13		0.17		0.14		0.27
Net realized and unrealized gain (loss)	0.28		0.75		(5.71)		2.55		2.55
Total income (loss) from investment operations	0.38		0.88		(5.54)		2.69		2.82
Less dividends and distributions from:
Net investment income	(0.14)		(0.16)		(0.25)		(0.15)		(0.32)
Net realized gain	—		—		(4.57)		(1.54)		(2.05)
Total dividends and distributions	(0.14)		(0.16)		(4.82)		(1.69)		(2.37)
Net asset value, end of period	$6.50		$6.26		$5.54		$15.90		$14.90
Total Return(2)	6.21%		16.04%		(33.28)%		18.27%		20.28%
Ratios to Average Net Assets(3):
Total expenses	1.93	%(4)	1.97	%(4)	1.79	%(4)	1.76	%(4)	0.83%
Net investment income	1.69	%(4)	2.33	%(4)	1.31	%(4)	0.83	%(4)	1.51%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$5,618		$9,174		$14,745		$57,622		$75,100
Portfolio turnover rate	149%		382%		124%		9%		21%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2010		2009		2008		2007		2006
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.21		$5.51		$15.87		$14.88		$14.43
Income (loss) from investment operations:
Net investment income(1)	0.10		0.13		0.18		0.15		0.15
Net realized and unrealized gain (loss)	0.28		0.75		(5.71)		2.54		2.55
Total income (loss) from investment operations	0.38		0.88		(5.53)		2.69		2.70
Less dividends and distributions from:
Net investment income	(0.15)		(0.18)		(0.26)		(0.16)		(0.20)
Net realized gain	—		—		(4.57)		(1.54)		(2.05)
Total dividends and distributions	(0.15)		(0.18)		(4.83)		(1.70)		(2.25)
Net asset value, end of period	$6.44		$6.21		$5.51		$15.87		$14.88
Total Return(2)	6.17%		16.18%		(33.26)%		18.33%		19.36%
Ratios to Average Net Assets(3):
Total expenses	1.93	%(4)	1.97	%(4)	1.73	%(4)	1.70	%(4)	1.65%
Net investment income	1.69	%(4)	2.33	%(4)	1.37	%(4)	0.89	%(4)	0.69%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$7,642		$10,517		$6,002		$14,016		$13,441
Portfolio turnover rate	149%		382%		124%		9%		21%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2010		2009		2008		2007		2006
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.12		$5.43		$15.75		$14.79		$14.34
Income (loss) from investment operations:
Net investment income(1)	0.17		0.18		0.31		0.30		0.33
Net realized and unrealized gain (loss)	0.27		0.74		(5.68)		2.53		2.51
Total income (loss) from investment operations	0.44		0.92		(5.37)		2.83		2.84
Less dividends and distributions from:
Net investment income	(0.22)		(0.23)		(0.39)		(0.33)		(0.34)
Net realized gain	—		—		(4.57)		(1.54)		(2.05)
Total dividends and distributions	(0.22)		(0.23)		(4.96)		(1.87)		(2.39)
Redemption fees	—		—		0.01		—		—
Net asset value, end of period	$6.34		$6.12		$5.43		$15.75		$14.79
Total Return(2)	7.33%		17.14%		(32.54)%		19.44%		20.63%
Ratios to Average Net Assets(3):
Total expenses	0.93	%(4)	0.97	%(4)	0.79	%(4)	0.76	%(4)	0.66%
Net investment income	2.69	%(4)	3.33	%(4)	2.31	%(4)	1.83	%(4)	1.68%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$3,963		$2,950		$2,076		$4,214		$7,119
Portfolio turnover rate	149%		382%		124%		9%		21%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,								FOR THE PERIOD DECEMBER 11, 2006(1)
									THROUGH
	2010		2009		2008		2007		DECEMBER 31, 2006
Class Q Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.25		$5.53		$15.90		$14.91		$14.88
Income (loss) from investment operations:
Net investment income(2)	0.15		0.17		0.28		0.26		0.01
Net realized and unrealized gain (loss)	0.28		0.76		(5.72)		2.56		0.02
Total income (loss) from investment operations	0.43		0.93		(5.44)		2.82		0.03
Less dividends and distributions from:
Net investment income	(0.21)		(0.21)		(0.36)		(0.29)		—
Net realized gain	—		—		(4.57)		(1.54)		—
Total dividends and distributions	(0.21)		(0.21)		(4.93)		(1.83)		—
Net asset value, end of period	$6.47		$6.25		$5.53		$15.90		$14.91
Total Return(3)	6.91%		17.12%		(32.76)%		19.23%		0.20	%(7)
Ratios to Average Net Assets(4):
Total expenses	1.17	%(5)	1.21	%(5)	1.02	%(5)	0.98	%(5)	0.77	%(8)
Net investment income	2.45	%(5)	3.09	%(5)	2.08	%(5)	1.61	%(5)	1.57	%(8)
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	—
Supplemental Data:
Net assets, end of period, in thousands	$260,051		$299,176		$322,754		$753,274		$150,871
Portfolio turnover rate	149%		382%		124%		9%		21	%(7)

  (1)  Prior to December 11, 2006, all then-existing Class B shares of the Fund (Pre-Conversion Class B) were converted into Class Q shares. The Pre-Conversion Class B shares were subject to the same level of the fees and expenses applied to Class B shares.

  (2)  The per share amounts were computed using an average number of shares outstanding during the period.

  (3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (6)  Amount is less than 0.005%.

  (7)  Not annualized.

  (8)  Annualized.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Global Infrastructure Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Global Infrastructure Fund (the "Fund"), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Global Infrastructure Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 25, 2011

Morgan Stanley Global Infrastructure Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley Global Infrastructure Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client

Morgan Stanley Global Infrastructure Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Morgan Stanley Global Infrastructure Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

Morgan Stanley Global Infrastructure Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Global Infrastructure Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Morgan Stanley Global Infrastructure Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor Funds); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Global Infrastructure Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

Morgan Stanley Global Infrastructure Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser (as of December 31, 2010) and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Global Infrastructure Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sara Furber (36) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997), Formerly, Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser.

Morgan Stanley Global Infrastructure Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

  *  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2010 Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2010. For corporate shareholders, 31.48% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2010. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $12,386,346 as taxable at this lower rate. The Fund intends to pass through foreign tax credits of $766,870, and has derived net income from sources within foreign countries amounting to $6,705,380.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

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Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Sara Furber
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219886
Kansas City, Missouri 64121-9886

Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square 049481 Singapore

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2011 Morgan Stanley

UTLFSAN
IU11-00284P-Y12/10

INVESTMENT MANAGEMENT

Morgan Stanley
Global Infrastructure Fund

Annual Report

December 31, 2010

Item 2.  Code of Ethics.

(a)                               The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                              No information need be disclosed pursuant to this paragraph.

(c)                               Not applicable.

(d)                              Not applicable.

(e)                               Not applicable.

(f)

(1)                                  The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2010

	Registrant			Covered Entities(1)
Audit Fees		$43,550		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$6,501,000	(2)
Tax Fees		$6,015	(3)	$1,350,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$6,015		$7,851,000

Total		$49,565		$7,851,000

2009

	Registrant			Covered Entities(1)
Audit Fees		$43,550		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$6,909,000	(2)
Tax Fees		$5,726	(3)	$1,013,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$5,726		$7,922,000

Total		$49,276		$7,922,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.
(5)	All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)                    Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)      Not applicable.

(g)     See table above.

(h)     The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)   The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)   There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Global Infrastructure Fund

/s/ Sara Furber
Sara Furber
Principal Executive Officer
February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Sara Furber
Sara Furber
Principal Executive Officer
February 17, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 17, 2011